UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

Origo Acquisition Corporation

 (Exact name of registrant as specified in its charter)

Cayman Islands	001-36757	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 634 - 4512

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, ORIGO ACQUISITION CORPORATION (“ORIGO”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ORIGO’S SECURITIES, IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION TRANSACTION WITH AINA LE’A (“AINA LE’A”), AS DESCRIBED IN THIS REPORT.

STOCKHOLDERS OF ORIGO AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ORIGO’S PRELIMINARY AND DEFINITIVE PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), IN CONNECTION WITH ORIGO’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS

CAN ALSO READ ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2015 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE ORIGO OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE TRANSACTIONS DESCRIBED HEREIN. ORIGO’S DEFINITIVE PROXY STATEMENT/FINAL PROSPECTUS WILL BE DELIVERED TO SECURITY HOLDERS OF ORIGO AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE TRANSACTIONS DESCRIBED IN THIS REPORT. SECURITY HOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENTS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ORIGO ACQUISITION CORPORATION, 708 THIRD AVENUE, NEW YORK, NEW YORK 10017. THESE DOCUMENTS, ONCE AVAILABLE, AND ORIGO’S ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

PARTICIPANTS IN THE SOLICITATION

ORIGO AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATIONS OF PROXIES FROM ORIGO’S STOCKHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN THE COMPANY’S PROXY STATEMENT ON SCHEDULE 14A, FILED WITH THE SEC ON NOVEMBER 30, 2016. ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF ORIGO OR AINA LE’A, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE ACTUAL RESULTS MAY DIFFER FROM ITS EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ORIGO’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE TRANSACTIONS DESCRIBED HEREIN; APPROVAL OF THE TRANSACTIONS BY SECURITY HOLDERS; THE SATISFACTION OF THE CLOSING CONDITIONS TO THE TRANSACTIONS; AND THE TIMING OF THE COMPLETION OF THE TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN ORIGO’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING ORIGO AND AINA LE’A, THE TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO ORIGO, AINA LE’A, AND AINA LE’A’S SHAREHOLDERS OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER ORIGO, AINA LE’A NOR AINA LE’A’S SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 8.01	Other Events

On December 19, 2016, Origo Acquisition Corporation (the “Company”) issued a press release announcing that the Company entered into a merger agreement with Aina Le’a Inc., a residential and commercial real estate developer of distinctive master-planned communities in Hawaii. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit

99.1	Press Release dated December 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2016	ORIGO ACQUISITION CORPORATION

	By:	/s/ Edward J. Fred
Name: Edward J. Fred
Title: Chief Executive Officer